MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:     30-Dec-96
Reporting Month:  November


                                                        Interest     Interest    Principal
              Original   Original Integral    Record    Accrual      Payment     Payment     Ending          Remaining
  Class        Balance   Pct Pool Denominatio Date      Factor       Factor      Factor      Balance         Principal Factor
Class A1 $473,800,000.00 79.58%   $1,000.00   30-Nov-96  3.64793525   3.64793525 23.07976285 $342,098,010.65 0.72203042
Class A2  $75,912,000.00 12.75%   $1,000.00   30-Nov-96 12.50000000  12.50000000  0.00000000  $75,912,000.00 1.00000000
Class A3  $26,200,000.00  4.40%   $1,000.00   30-Nov-96  4.74192939   4.74192939 17.54976870  $23,586,367.36 0.90024303
Class A4   $6,000,000.00  1.01%   $1,000.00   30-Nov-96  5.50000000   5.50000000  0.00000000   $6,000,000.00 1.00000000

         $581,912,000.00                                                                     $447,596,378.01


MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 6

Payment Date:         30-Dec-96
Reporting Month       November

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type
Pool Over Collateralization 2.26% $13,474,965.80 2.85% $13,446,789.60 $0.00       $0.00  $461,043,167.61 2.92% $13,446,789.60


Class                      Total Distribution
Surplus                            $305,365.19

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                26          $4,314,939             0.94%
60+ Days                13          $1,947,817             0.42%
90+ Days                17          $4,191,249             0.91%
Foreclosure              4            $776,800             0.17%
REO                      2            $319,595             0.07%

Totals                  62         $11,550,400             2.51%


Advances on Delinquencies                                       $79,245.15
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:   30-Dec-96
Report Date:    November

Collateral Proceeds Account

Beginning Balance                                   $0.00

Deposits                                                  Withdrawals

Interest Net of Servicing Fee               $3,158,545.31 Interest Payments                        $2,834,530.27
Principal                                  $11,394,995.58 Principal Payments                      $11,394,995.58
Deposits From Reserve Fund                          $0.00 Surplus                                    $305,365.19
Other Deposits                                      $0.00 MBIA Fee                                    $18,649.85
                                                          Discount Principal Reserve                       $0.00

Total Deposit                              $14,553,540.89 Total Withdrawals                       $14,553,540.89

                                                          Ending Balance                                   $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report
Payment Statement
MERIT 6
Payment Date:     30-Dec-96
Reporting Month:  November

             Class
           Interest       Beginning       Interest      Interest      Principal        Total        Applied       Ending
  Class      Rate          Balance         Accrual       Payment       Payment     Distribution     Losses        Balance
Class A1   5.875000%  $353,033,202.29 $1,728,391.72 $1,728,391.72 $10,935,191.64 $12,663,583.36        $0.00 $342,098,010.65
Class A2  15.000000%   $75,912,000.00   $948,900.00   $948,900.00          $0.00    $948,900.00        $0.00  $75,912,000.00
Class A3   6.200000%   $24,046,171.30   $124,238.55   $124,238.55    $459,803.94    $584,042.49        $0.00  $23,586,367.36
Class A4   6.600000%    $6,000,000.00    $33,000.00    $33,000.00          $0.00     $33,000.00        $0.00   $6,000,000.00

                      $458,991,373.59 $2,834,530.27 $2,834,530.27 $11,394,995.58 $14,229,525.85        $0.00 $447,596,378.01




  Class    CUSIP     Priority      PrincipalType Interest Type
Class A1  589962AP4    Senior      Sequential    Floater
Class A2  589962AQ2    Senior      Sequential    Floater
Class A3  589962AR0    Senior      Sequential    Fixed
Class A4  589962AS8    Senior      Sequential    Fixed